EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

August 24, 2026

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of Goldman Sachs Mortgage Company (the “Client”). The review included a total of 314 residential mortgage loans in connection with the securitization identified as AOMT 2026-5 (the “Securitization”). The Review was conducted from April 2026 through August 2026 on mortgage loans originated between March 2026 and June 2026.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations : PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.
Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrower’s income, debt, and credit history, to support borrower's willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.
Verification of compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;
ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

 Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.  In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.  The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High-Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High-Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test

iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.  Furthermore, the findings reached by Consolidated Analytics are dependent upon receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

 Consolidated Analytics performed a “Valuation Review,” which included the following:

a.
Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.
Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal was eligible for FHLMC Collateral Rep and Warrant Relief. In the event the CU score was greater than 2.5, or the appraisal was Not Eligible for FHLMC Collateral R&W Relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. Based on guidance from the seller, secondary valuation products may have been provided on loans that had an acceptable CU score or were Eligible for FHLMC R&W Relief.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (314 loans in total):

Twenty-three (23) loans had an AVM, twenty-one (21) loans had a Secondary Appraisal, and eighty-one (81) loans had Desk Reviews. Consolidated Analytics has independent access to the valuation products ordered by the Client.

If a loan with an AVM or Desk Review fell outside of a -10% tolerance, had an AVM FSD score that exceeded allowable thresholds, or was inconclusive, then an additional secondary valuation product was obtained. There was one (1) occurrence of this. In this instance, one (1) Desk Review, zero (0) Field Reviews, and zero (0) Secondary Appraisals were obtained, all of which supported value.

There were zero (0) PIW loans.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the three hundred fourteen (314) mortgage loans reviewed, two hundred eleven (211) unique mortgage loans (67.20% by loan count) had a total of four hundred seventy-one (471) discrepancies across forty (40) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying All Borrower Residual Income	144	30.57%
Qualifying Total Reserves Number of Months	69	14.65%
Qualifying Total Debt Income Ratio	64	13.59%
Qualifying Housing Debt Income Ratio	33	7.01%
Months Reserves	18	3.82%
Cash Out Amount	15	3.18%
Borrower 1 Last Name	14	2.97%
Credit Report Date	10	2.12%
Mo. Tax	10	2.12%
Mo. Hazard	8	1.70%
Qualifying FICO	6	1.27%
Property Address	5	1.06%
Qualifying CLTV	5	1.06%
Borrower 1 Origination Experian	5	1.06%
Borrower 1 Origination TransUnion	5	1.06%
Property Type	4	0.85%
First Time Homebuyer	4	0.85%
Cash Disbursement Date	4	0.85%
Borrower 1 Self-Employment Flag	4	0.85%

Qualifying LTV	4	0.85%
Disbursement Date	4	0.85%
Maturity Date	4	0.85%
Gross Rent	3	0.64%
Borrower 1 Origination Equifax	3	0.64%
Underwriting Exception in File?	3	0.64%
Index	3	0.64%
Initial Monthly P&I Or IO Payment	3	0.64%
Application Date	3	0.64%
First Pay Date	2	0.42%
Note Date	2	0.42%
Property City	1	0.21%
Lock Term (Days)	1	0.21%
Borrower 2 Origination TransUnion	1	0.21%
Borrower Last Name	1	0.21%
Property County	1	0.21%
LTV	1	0.21%
Refinance Type	1	0.21%
Borrower 2 Origination Equifax	1	0.21%
Borrower 2 Origination Experian	1	0.21%
Loan Purpose	1	0.21%
Grand Total	471	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	270	$139,342,552.00	85.99%
Event Grade B	44	$32,921,692.00	14.01%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	314	$172,264,244.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	289	92.04%
Event Grade B	25	7.96%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	314	100.00%

Compliance Results: (As applicable, 161 loans within population did not receive a Compliance Review)
Event Grade	Loan Count	Percent of Sample
Event Grade A	138	90.20%
Event Grade B	15	9.80%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	153	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	306	97.45%
Event Grade B	8	2.55%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	314	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have more than one exception. In such cases, the exception resulting in the lowest grade would drive the loan grade for that component of the review. The overall loan grade is the lowest grade for any one review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	188

Approval/Underwriting Summary Partially Provided	12
Hazard Insurance Missing or Defective	12
Borrower 1 3rd Party VOE Prior to Close Missing	11
Missing verification of taxes, insurance, and/or HOA fees for non-subject property	10
Overdraft/NSF Count Exceeds Tolerance	6
DSCR Minimum Not Met	5
Asset Qualification Does Not Meet Guideline Requirements	4
Background Check Missing or Defective	4
Purchase Contract is Expired	4
Borrower 2 3rd Party VOE Prior to Close Missing	4
The Final 1003 is Missing	4
Closing Protection Letter Missing or Defective	3
Missing VOM or VOR	3
Title Insurance Missing or Defective	3
Closing Documentation Missing or Defective	3
Security Instrument Missing or Defective	2
Purchase Contract Expiration Date is prior to Note Date	2
Delinquent Credit History Does Not Meet Guideline Requirements	2
The Final 1003 is Incomplete	2
Borrower 1 CPA Letter Missing	2
Audited DTI Exceeds Guideline DTI	2
Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	2
Missing explanation and supporting documentation for large deposit(s)	2
Approval/Underwriting Summary Not Provided	2
Income and Employment Do Not Meet Guidelines	2
Housing History Does Not Meet Guideline Requirements	2
Payoff Statement Missing or Defective	1
Title Insurance Coverage - Inadequate Coverage	1
HO-6 Insurance Policy is Missing	1
Income 2 Months Income Verified is Missing	1
Note Missing or Defective	1
Assets do not meet guideline requirements	1
Hazard Insurance Policy is Missing	1
Income/Employment General	1
HO6 Master Insurance Policy is Missing	1
Asset 4 Does Not Meet Guideline Requirements	1
Income 1 Months Income Verified is Missing	1
Missing Lender Income Calculation Worksheet	1

		Flood Insurance Expiration Date is before the Disbursement Date	1
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	1
		Borrower 1 Business Tax Returns Missing	1
		Credit Event – Requirement Not Met	1
		Satisfactory Chain of Title not Provided	1
		Asset 5 Missing	1
		The Deed of Trust is Missing	1
		Missing VVOE dated within 10 days consummation	1
		Verified Liquid Assets Insufficient For Closing	1
		Asset Documentation Missing or Defective	1
		Asset 1 Missing	1
		No evidence of required debt payoff	1
		Non-Subject Note Missing	1
		Income 1 Income Trend is Decreasing	1
		Total Credit Grade (A) Exceptions:	324
	B	Non-Occupant Borrower Requirements Not Met	3
		Delinquent Credit History Does Not Meet Guideline Requirements	3
		Income and Employment Do Not Meet Guidelines	2
		Cash Out Does Not Meet Guideline Requirements	2
		Mortgage Payment History Missing or Defective	2
		Audited FICO is less than Guideline FICO	2
		Housing History Does Not Meet Guideline Requirements	2
		Credit Event – Requirement Not Met	2
		Payment shock exceeds guideline	1
		Borrower Contributions Do Not Met Guideline Minimum	1
		Purchase is not considered to be an Arm's Length Transaction	1
		Audited HCLTV Exceeds Guideline HCLTV	1
		Audited DTI Exceeds Guideline DTI	1
		Audited LTV Exceeds Guideline LTV	1
		Purchase Contract is Expired	1
		Background Check Missing or Defective	1
		Audited CLTV Exceeds Guideline CLTV	1
		Minimum Credit Score Requirement Not Met	1
		Total Credit Grade (B) Exceptions:	28
Compliance	A	No Compliance Findings	83
		Higher-Priced Mortgage Loan Test	33
		Initial Closing Disclosure Delivery Date Test	19
		Charges That Cannot Increase Test	11

		Missing Required Affiliated Business Disclosure	8
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	6
		Homeownership Counseling Disclosure Is Missing	5
		Missing Initial Escrow Disclosure	5
		TRID: Missing Loan Estimate	5
		TRID: Missing Closing Disclosure	3
		Lender Credits That Cannot Decrease Test	3
		eSigned Documents Consent is Missing	3
		Right of Rescission is Missing	3
		Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	2
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	2
		TILA Finance Charge Test	2
		Charges That In Total Cannot Increase More Than 10% Test	2
		CA AB 260 Higher-Priced Mortgage Loan Test	2
		Missing Credit Score Disclosure (FACTA)	2
		TRID Rescission Total of Payments Test	1
		TILA APR Test	1
		TRID: Closing disclosure loan terms- Monthly P&I	1
		Higher-Priced Mortgage Loan Appraiser License Status Alert (12 CFR 1026.35(c)(1))	1
		TRID Post-Consummation Revised Closing Disclosure Date and Consummation Date Validation Test	1
		MD COMAR Higher-Priced Mortgage Loan Test	1
		TRID Total of Payments Test	1
		TILA Right of Rescission Test	1
		NC Rate Spread Home Loan Test	1
		TRID Disclosure Delivery Date Validation Test	1
		TRID Post-Consummation Reason for Redisclosure Validation Test	1
		TILA Rescission Finance Charge Test	1
		Total Compliance Grade (A) Exceptions:	211
	B	Charges That Cannot Increase Test	7
		Charges That In Total Cannot Increase More Than 10% Test	5
		TILA Right of Rescission Test	2
		Lender Credits That Cannot Decrease Test	1
		Total Compliance Grade (B) Exceptions:	15
Property	A	No Property Findings	142
		Appraisal Review - Missing	9

	Third Party Valuation Product Not Provided within 10% Tolerance	2
	Was lowest appraised value used to qualify is No	2
	Desk Review Variance > 10%	1
	Subject Property Lease - Missing or Defective	1
	Condo Approval Missing	1
	HOA Questionnaire is Missing	1
	Ineligible Property	1
	Total Property Grade (A) Exceptions:	160
B	Ineligible Property	6
	Condo project is ineligible	1
	HOA Does Not Meet Guidelines	1
	Total Property Grade (B) Exceptions:	8

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B
The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.

C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A
The loan meets the published guidelines without any exceptions. Employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

B
The loan substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding published guidelines.  Employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

C
The loan does not substantially meet the published guidelines.  There are not sufficient compensating factors that justify exceeding the guidelines published.  Employment, income, assets or occupancy are not supported and justifiable.  The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.

Credit Event Grades
D	There was not sufficient documentation to perform a review, or the credit file was not furnished.

Compliance Event Grades
A	The loan complies with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B
Nonmaterial exceptions identified but do not impact the enforceability of the mortgage loan or statute of limitations has expired on the loan. Remedy to cure or reasonably good faith effort to re-disclose was made to conform to applicable laws and regulations. All cures are fully documented by copies of the originator refund letter to the borrower, referencing the violation, canceled check, and proof of delivery.

C
The loan violates one material law or regulation. A benefit to the borrower cannot be determined. Required material disclosures are absent from the loan file, or the legal documents do not accurately reflect the loan terms agreed upon. All required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review, or the required legal documents were not furnished.

Valuation Event Grades
A
Secondary value is supported within 10% of the original appraisal value. AVM used as a secondary valuation product has a value within 10% of the original appraised value and an FSD score less than or equal to .15. The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination.  The appraiser was appropriately licensed, and the appraisal form is compliant with Uniform Standards of Professional Appraisal Practices (USPAP), Financial Institutions Reform, Recovery and Enforcement Act of 1989 (FIRREA) and satisfies applicable legal and regulatory requirements.

B
Additional secondary valuation products were obtained to support the original appraised value within 10%.  The valuation methodology substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines.  The appraisal was performed on an "as-is" basis and the property is complete and habitable.  The appraiser was appropriately licensed and used GSE approved forms.

C
The value cannot be supported within 10% of the original appraisal.  The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines.  The property is in below “average” condition, or the property is not complete or requires significant repairs.  The appraisal was not performed on an “as is” basis.  The appraiser was not appropriately licensed, or the appraisal was not performed using USPAP and FIRREA compliant appraisal forms

Valuation Event Grades
D
The appraisal is missing from the loan file or there was not sufficient valuation documentation to perform a review. AVM was used as a secondary value with a FSD > 0.15, or an AVM performed by a non-Fitch-reviewed vendor.